UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 31, 2015

SAN LOTUS HOLDING INC.
(Exact name of registrant as specified in its charter)

Nevada	333-176694	45-2960145
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

Suite 23, 3301 Spring Mountain Rd
Las Vegas, Nevada 89102
	(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	702-776-8066

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into A Material Definitive Agreement.

Transaction between Green Forest Management Consulting Inc. and Yu, Chien-Yang

  On March 31, 2015, our wholly-owned subsidiary, Green Forest Management Consulting Inc., a Taiwan (R.O.C.) corporation ("Green Forest"), entered into a land purchase agreement (the "LPA") with Yu, Chien-Yang ( the "Seller") to acquire 35,251 square meters of land in Dataoping Section of Zaoqiao Township, Miaoli County, Taiwan (R.O.C.) and 41,184 square meters of land in Laotianliao Section of Touwu Township, Miaoli County, Taiwan (R.O.C.), all of which is 76,435 square meters (the "Land").

  Green Forest purchased the Land for TWD$192,060,000  (US$6,195,484) (the "Purchase Price"). The Purchase Price was paid for through Green Forest's issuance of a promissory note (the "Promissory Note") payable to the Seller. Through an agreement of assignment, assumption and release (the "Assumption"), which we entered into with the Seller and Green Forest on March 31, 2015, we assumed the debt Green Forest owed under the Promissory Note, thus relieving Green Forest of its obligations thereunder.

  On March 31, 2015, we entered into a stock purchase agreement for the issuance of 6,195,484 shares of our common stock, par value $1 per share (the "Shares"), at a purchase price of $1 per share, to the Seller and their designees pursuant to stock purchase agreements, dated March 31, 2015 (the "Subscription Agreements"). The issuance of the Shares was exempt from registration pursuant to either Regulation S or Regulation D, as stated in the respective Subscription Agreements, depending on the location and intent of the purchaser. The Shares were issued at the instruction of the Seller and in full satisfaction of the debt we owed pursuant to the Assumption.

The following tables detail our officers and directors and their relationship to Green Forest, if any.

	Name of Natural Person Affiliate	San Lotus Holding Inc.	Green Forest Management Consulting Inc.
1	Chen, Li-Hsing	President, Chairman and Director	-
2	ChenTseng, Chih-Ying	Chief Executive Officer	-
3	Lin, Mu Chen	Chief Financial Officer	-
4	Yu, Chien-Yang	Vice President and Director	Director
5	Chen, Kuan-Yu	Secretary and Director	Director
6	Kwong, Edwin	Director	-
7	Wu, Tsung Lun	Director	-
8	Chang, Kai	Director	-
9	Yueh, Jung-Lin	Director	-
10	Lai, Chia Ling	Director	-
11	Chiang, Yu-Chang	-	Director / Chairman

Finally, the following table details how the Shares were distributed to the above officers, directors and affiliates in the Transaction between Green Forest Management Consulting Inc. and Yu, Chien-Yang .

Name of Natural Person Affiliate	A. Beneficial Ownership in San Lotus Shares Received (A = B x C)	Holding Entity	B. Beneficial Ownership in Holding Entity	C. San Lotus Shares Received in Holding Entity
Chen, Li-Hsing	-	-	-	-
ChenTseng, Chih-Ying	-	-	-	-
Lin, Mu Chen	-	-	-	-
Yu, Chien-Yang	6,195,484	Gold Piven Limited.	100%	6,195,484
Chen, Kuan-Yu	-	-	-	-
Kwong, Edwin	-	-	-	-
Wu, Tsung Lun	-	-	-	-
Chang, Kai	-	-	-	-
Yueh, Jung-Lin	-	-	-	-
Lai, Chia Ling	-	-	-	-
Chiang, Yu-Chang	-	-	-

  Following the issuance of the Shares, we entered into an agreement with the Seller noting the satisfaction of any and all obligations originally owed pursuant to the Promissory Note, thus cancelling out any and all obligations that would be owed pursuant to the Assumption (the "Note Cancellation Agreement").

  A description of the specific terms and conditions of the agreements related to this transaction are set forth in the LPA, attached hereto as Exhibit 10.1, the Promissory Note, attached hereto as Exhibit 10.2, the Assumption, attached hereto as Exhibit 10.3, the Note Cancellation Agreement, attached hereto as Exhibit 10.4, and the Subscription Agreement, attached hereto as Exhibit 10.5, all of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

  Reference is made to the disclosures concerning the acquisition set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

  The Land consists of 18 lots, totaling 76,435 square meters, in the Dataoping Section of Zaoqiao Township and Laotianliao Section of Touwu Township, Miliaoli County, Taiwan (R.O.C.). The lots numbered as 86-1; 86-3; 90; and 421-1in Land are zoned as "agricultural region," and are located in a sparsely populated region. By law, the entire title to such lots cannot be transferred to Green Forest until Green Forest obtains a license of agricultural enterprises.

  To date, Green Forest has not owned the entire title to the lots numbered as 86-1; 86-3; 90; and 421-1 because Green Forest has not been licensed as an agricultural enterprise. All lots in Land other than the lots numbered as 86-1; 86-3; 90; and 421-1 are zoned as respectively "traffic region;" "forest region;" and "water resource region." The entire title to them will be transferred to Green Forest after closing, as any previous mortgage on the Land will be satisfied after closing.

  Before our acquisition, we had the Land appraised by an independent third-party appraisal company, Zhanmao Real Estate Appraisers Firm ("Zhanmao"), to determine the Land's fair market value pursuant to "Sale Price Comparison approach"; "Land Development Analysis approach" for land of the specific types-agricultural; traffic; forest; and water resource. And, the appraisal report to the Land is incorporated herein by reference to Exhibit 10.8 in our current report on Form 8-K filed on December 30, 2013.

  We have not yet determined our specific use for the Land, although we intend to either use it to develop scenic, destination real estate or hold it for later resale when we need to raise funds. We have entered into non-binding letters of intent to acquire several other properties in Taiwan, all of which we have disclosed on current reports on Form 8-K previously filed with the Securities and Exchange Commission. Once we complete all of these acquisitions, expected by the end of 2015, we will evaluate our land holdings in their entirety and develop an overall plan on how to develop and/or utilize the properties.

Item 3.02 Unregistered Sale of Equity Securities.

  Reference is made to the disclosures set forth under Item 1.01 of this report, which are incorporated herein by reference.

  Our issuance of 6,195,484  shares of our common stock pursuant to the Subscription Agreement, dated March 31, 2015, were not issued in a "public offering" as defined in Section 4(2) of the Securities Act of 1933, as amended, (the "Securities Act") and met the requirements to qualify for exemption from registration pursuant to either Regulation S or Regulation D of the Securities Act of 1933, as amended (the "Securities Act"). The sale of shares exempt from registration under Regulation S was all made outside of the U.S. to non-U.S. persons.

  This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy securities. The securities have not been registered under the Securities Act and may not be offered or sold in the U.S. absent registration or an exemption from registration under the Securities Act.

Item 8.01 Other Events.

Pursuant to guidance within SAB Topic 5G and ASC 805-30-5, the historical carrying value to the Land (the historical cost the Seller incurred in acquiring the Land) will be reflected in our financial statements for the subsequent quarters ending in 2015 and as of December 31, 2015.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are being filed herewith:

Exhibit No. and Description

10.1    Land Purchase Agreement, dated as of March 31, 2015, between Green Forest Management Consulting Inc. and Yu, Chien-Yang

10.2    Promissory Note, dated as of March 31, 2015, between Green Forest Management Consulting Inc. and u Chien-Yang

10.3    Agreement of Assignment, Assumption and Release, dated as of March 31, 2015, by and among San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and u, Chien-Yang

10.4    Cancellation of Promissory Note, dated as of March 31, 2015, by and between San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.5    Regulation S Stock Purchase Agreement, dated as of March 31, 2015, between San Lotus Holding Inc. and the Purchaser Named Therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN LOTUS HOLDING INC.

Dated: March 31, 2015

 By:  /s/ Chen, Li-Hsing________________

Chen Li-Hsing

President and Chairman of the Board

EXHIBIT INDEX

Exhibit No. and Description

10.1 Land Purchase Agreement, dated as of March 31, 2015, between Green Forest Management Consulting Inc. and Yu, Chien-Yang

10.2 Promissory Note, dated as of March 31, 2015, between Green Forest Management Consulting Inc. and Yu Chien-Yang

10.3 Agreement of Assignment, Assumption and Release, dated as of March 31, 2015, by and among San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.4 Cancellation of Promissory Note, dated as of March 31, 2015, by and between San Lotus Holding Inc.; Green Forest Management Consulting Inc.; and Yu, Chien-Yang

10.5 Regulation S Stock Purchase Agreement, dated as of March 31, 2015, between San Lotus Holding Inc. and the Purchaser Named Therein.